UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2023

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2023, Seacoast Banking Corporation of Florida (the "Company") held its 2023 Annual Meeting of Shareholders. Of the 84,604,893 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 71,175,739 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company's shareholders are described below:

Proposal One - Elect Directors: To elect three incumbent Class III directors. The vote for each director is as set forth below.

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Julie H. Daum	51,551,698	11,456,399	8,167,642
Dennis S. Hudson, III	56,192,201	6,815,896	8,167,642
Alvaro J. Monserrat	55,322,040	7,686,057	8,167,642

The three nominees were each elected to the board by a plurality of the votes cast, as required by the Company's bylaws.

Proposal Two - Amend the Company's Amended and Restated Articles of Incorporation: To approve an amendment to the Company's Amended and Restated Articles of Incorporation to eliminate language inconsistency with respect to the size of the Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,788,402	1,161,363	58,332	8,167,642

The vote required to approve this proposal was the affirmative vote of two-thirds (66 2/3%) of the votes cast on the proposal. Accordingly, this proposal was approved. A copy of the amendment to the Company’s Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference.

Proposal Three - Amend the Company's Amended 2021 Incentive Plan to Increase Authorized Shares: To approve a proposed amendment to the 2021 Incentive Plan to increase the number of shares authorized to be issued under the Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,867,161	2,065,388	75,548	8,167,642

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Four - Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,652,309	1,153,405	202,383	8,167,642

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Five - Ratification of Auditors: To ratify the appointment of Crowe LLP as independent auditors for the Company for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
69,959,422	1,165,585	50,732

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Item 7.01 Regulation FD Disclosure

Following the adjournment of the 2023 Annual Meeting of Shareholders, Management discussed the Company’s business strategy, financial performance, recent developments, and future opportunities with shareholders in attendance. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K ("Form 8-K") and is incorporated by reference herein. In addition, the presentation is available at the Company's website at www.seacoastbanking.com. This presentation will also be used by management in one-on-one meetings with investors at various times in May 2023. All information included in the presentation is presented as of the dates indicated, and the Company does not assume any obligation to correct or update such information in the future. The Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 7.01 of this Form 8-K.

In accordance with the General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(c)     Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Seacoast Banking Corporation of Florida
99.1	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: May 23, 2023	/s/ Tracey L. Dexter
Tracey L. Dexter
Chief Financial Officer

Exhibit 3.1

ARTICLES OF AMENDMENT
TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
SEACOAST BANKING CORPORATION OF FLORIDA

SEACOAST BANKING CORPORATION OF FLORIDA, a corporation organized and existing under the laws of the State of Florida (the “Corporation”), in accordance with the provisions of Section 607.1006 of the Florida Business Corporation Act (the “FBCA”), hereby certifies as follows:

I.

The name of the Corporation is Seacoast Banking Corporation of Florida.

II.

After the filing and effectiveness pursuant to the FBCA of these Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation, at 10:00 A.M. on May 22, 2023 (the “Effective Time”), the Whole Board of Directors shall be between 3 and 14. Section 6.01 of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended to read in its entirety as follows:

6.01 Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, each of whose members shall have the qualifications, if any, set forth in the Bylaws, and who need not be residents of the State of Florida. The number of directors of the Corporation (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) that shall constitute the Whole Board of Directors shall be between 3 and 14, with the exact number determined from time to time by resolution adopted by the affirmative vote of at least (i) two-thirds (66 2/3%) of the Whole Board of Directors and (ii) a majority of the Continuing Directors.

III.

The only voting group entitled to vote on the amendments contained in these Articles of Amendment was the holders of shares of the Corporation’s Common Stock. These Articles of Amendment were duly adopted by such shareholders on May 22, 2023, at the Corporation’s annual meeting of shareholders. The number of votes cast for the amendment above by the shareholders was sufficient for their approval.

IN WITNESS WHEREOF, Seacoast Banking Corporation of Florida has caused these Articles of Amendment to be signed by Charles M. Shaffer, its Chairman and Chief Executive Officer, this 22nd day of May, 2023.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: May 22, 2023	By:	/s/ Charles M. Shaffer
	Name:	Charles M. Shaffer
	Title:	Chairman and Chief Executive Officer